UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
July 21, 2011
Date of Report (Date of earliest event reported)
NOVASTAR FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13533	74-2830661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2114 Central Street, Suite 600, Kansas City, MO 64108
(Address of principal executive offices) (Zip Code)
(816) 237-7000
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 21, 2011, NovaStar Financial, Inc. (the “Company”) held its 2011 Annual Stockholders Meeting. The matters listed below were submitted to a vote of the Company's stockholders through the solicitation of proxies, and the proposals are described in detail in the Company's Proxy Statement filed with the Securities and Exchange Commission on April 29, 2011. The results of the stockholder votes are as follows:

Proposal 1-Election of Directors
The following individuals were elected to serve as Class III directors to hold office until the 2014 Annual Stockholders Meeting and until their successors are elected and qualified.

Director Nominee	For	Withheld	Broker Non-Votes
Howard M. Amster	3,682,491	341,786	4,851,854
Barry A. Igdaloff	3,676,895	347,382	4,851,854

Proposal 2-Ratification of the Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2011
Our shareholders ratified the appointment of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for the 2011 fiscal year.

For	Against	Abstain
8,711,702	126,913	37,516

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVASTAR FINANCIAL, INC.

DATE: July 26, 2011	/s/ Rodney E. Schwatken
Rodney E. Schwatken
Chief Financial Officer